UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2007

ION Media Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Clearwater Park Road, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-659-4122

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On February 20, 2007, the Company issued a press release disclosing recent developments related to its recapitalization efforts. The text of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The attached press release contains certain statements that are "forward-looking" statements and not descriptions of historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, those discussed in filings made by the Company with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01 Other Events.

On February 16, 2007, representatives of certain holders of shares of the Company's 13 1/4% Cumulative Junior Exchangeable Preferred Stock (the "13 1/4% Preferred Stock") purporting to represent a group (the "Ad Hoc Group") holding in excess of 65% of the outstanding shares of the 13 1/4% Preferred Stock presented a proposal to the Board of Directors of the Company for a proposed recapitalization transaction in which all of the Company's outstanding preferred stock and common stock would be either exchanged for other securities, redeemed or cancelled and retired.

The proposal is preliminary in nature and is under consideration by the Company's Board of Directors. The proposal is not binding on the Company and has not been negotiated by or on behalf of the Company. The transactions contemplated by the proposal would be subject to numerous conditions, risks and uncertainties. There is no assurance that the proposal in its current form could actually be implemented, that the proposal would be approved by the Company's Board of Directors, or that any proposal that may ultimately be approved by the Company's Board of Directors will actually be consummated.

The foregoing description of the proposal is not complete and is qualified in its entirety by reference to the full text of the proposal, which is attached as Exhibit 99.2. Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following items are furnished as Exhibits to this report:

99.1 Press Release of ION Media Networks, Inc. dated February 20, 2007.

99.2 Proposal, dated February 12, 2007, from a group of purported holders of the Company's 13.25% Cumulative Junior Exchangeable Preferred Stock to the Board of Directors of ION Media Networks, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION Media Networks, Inc.

February 20, 2007	By:	Adam K. Weinstein

Name: Adam K. Weinstein
Title: Senior Vice President, Secretary and Chief Legal Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of ION Media Networks, Inc. dated February 20, 2007.
99.2	Proposal, dated February 12, 2007, from a group of purported holders of the Company's 13.25% Cumulative Junior Exchangeable Preferred Stock to the Board of Directors of ION Media Networks, Inc.